Exhibit 99.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-QSB of International Commercial Television Inc. (the "Company") for the period ended September 30, 2002 as filed with the Securities and Exchange Commission on November 14, 2002 (the "Report"), I, Kelvin Claney, Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. (section) 1350, as adopted pursuant to (section) 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                        /s/ Kelvin Claney
                                        -----------------------------
                                        Kelvin Claney
                                        Chief Executive Officer
                                        November 14, 2002


This certification accompanies the Report pursuant to (section) 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of (section) 18 of the Securities Exchange Act of 1934, as amended.